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                                                                   Exhibit 10.25
                             SUBSCRIPTION AGREEMENT

      THIS AGREEMENT, made this ___ day of _______, 1997, by and between Odyssey Pictures Corporation, a corporation organized under the laws of the State of Nevada and having a principal place of business at 1875 Century Park East, Suite 2130, Los Angeles, California 90067 (the "Company"), and those persons executing this Agreement as set forth on Exhibit A hereto (the "Equity Investors").

      WHEREAS, the Company and Mr. David Somerstein ("Somerstein") executed an agreement, dated September 6, 1996 (the "Initial Agreement"), pursuant to which Somerstein agreed to subscribe for, and the Company agreed to issue to Somerstein, subject to the terms and conditions stated therein, 1,000,000 shares of common stock of the Company (the "Shares"), 1,000,000 common stock Class A purchase warrants of the Company, and 1,000,000 common stock Class B purchase warrants of the Company (the common stock purchase warrants being referred to herein collectively as the "Warrants", the shares underlying the Warrants being referred to herein as the "Warrant Shares", and the Shares, Warrants and Warrant Shares being referred to herein collectively as the "Securities"); and

      WHEREAS, Somerstein has notified the Company that the Equity Investors desire to participate in the aforesaid investment in the Company in the respective participation amounts set forth on Exhibit A hereto, and the Company has consented to such participation by the Equity Investors; and

      WHEREAS, the Company and the Equity Investors desire to confirm the Initial Agreement and memorialize certain other terms and conditions related thereto.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Confirmation of the Initial Agreement. The Company and the Equity Investors hereby confirm all of the terms and conditions of the Initial Agreement and hereby incorporate the provisions thereof into this Agreement as if at this point set forth in full. The Equity Investors acknowledge having received a copy of the Initial Agreement.

      2. Investment Representations. Each of the Equity Investors hereby acknowledges, represents and warrants to the Company as follows:

      (a) The Equity Investor is acquiring the Securities for the Equity Investor's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to resale


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or distribution thereof, and no other person has a direct or indirect interest in the Securities or any component thereof. The Equity Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities for which Equity Investor is subscribing, nor does the Equity Investor have any contract, undertaking, agreement or arrangement with any other Equity Investor, or any other person, to act in concert, as a group, or as any type of voting block, with respect to the voting or disposition of any of the Securities acquired hereunder.

      (b) The Equity Investor acknowledges that the offering of the Securities to Equity Investor (the "Offering") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), by virtue of Sections 3(b) and/or 4(2) of the Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Equity Investor represents and warrants to the Company as follows:

            (i) Equity Investor is an "accredited" investor as that term is defined in Rule 501 of Regulation D, that is to say that Equity Investor has an individual net worth (or joint net worth with Equity Investor's spouse) in excess of $1,000,000;

            (ii) Equity Investor has the financial ability to bear the economic risk of the investment in the Securities, has adequate means for providing for Equity Investor's current needs and personal contingencies and has no need for liquidity with respect to the investment in the Company; and

            (iii) Equity Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

      (c) Pursuant to Rule 502 of Regulation D, the Equity Investor acknowledges that he/she has received the following from the Company: (i) Report on Form 10-K for the fiscal year ended June 30, 1996, (ii) definitive Proxy Statement for the Company relating to the Annual Meeting of Shareholders of the Company held on November 22, 1996, (iii) Annual Report to Shareholders for the fiscal year ended June 30, 1996, and (iv) Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, filed November 14, 1996 (copies of all of which are incorporated herein by reference).

      (d) The Equity Investor has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and Equity Investor has been given the opportunity to ask questions of the Company and its representatives concerning the terms and conditions


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of the Offering and other matters pertaining to an investment in the Company.

      (e) The Equity Investor is not relying on any statements or representations made by the Company or its affiliates with respect to economic considerations involved in an investment in the Securities. No representations or warranties have been made to Investor except as set forth herein.

      (f) The Equity Investor will not sell or otherwise transfer the Securities without registration under the Act or an exemption therefrom. Equity Investor fully understands and agrees that he/she must bear the economic risk of the investment because, among other reasons, the Securities have not been registered under the Act and therefore cannot be resold, pledged, transferred, assigned or otherwise disposed of unless they are subsequently registered under the Act or unless an exemption from such registration requirements is available. Equity Investor understands that the Securities will contain a legend restricting transferability until the Securities are registered under the Act or an exemption therefrom is available.

      (g) The Equity Investor understands that an investment in the Securities is a speculative investment which involves a high degree of risk.

      (h) The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

      3. Registration of Securities.

      (a) The parties acknowledge that the closing of the Agreement is subject to the condition, among others, that the Company register the Shares and the Warrant Shares (the "Registrable Securities") for the respective accounts of the Equity Investors (the "Registration" or "Registration Statement"). With respect to the Registration, the Company agrees that it will:

            (i) prepare and file the requisite Registration Statement with the Securities and Exchange Commission (the "Commission") as expeditiously as possible after the date hereof and use its best efforts to cause such Registration to become effective;

            (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all


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securities covered by the Registration Statement until such time as all of the
Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in the Registration Statement;

            (iii) furnish to the Equity Investors such number of conformed copies of the Registration Statement and each such amendment and supplement thereto, such number of copies of the prospectus contained in the Registration Statement and any other prospectus' filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as the Equity Investors may reasonably request;

            (iv) use its best efforts to register or qualify the Registrable Securities under such state securities or blue sky laws of such jurisdictions as the Equity Investors shall reasonably request, keep such qualifications in effect for the period referred to in Section 3(a)(ii) hereof, and take any other action which may be reasonably necessary or advisable to enable the Equity Investors to consummate the disposition of the Registrable Securities in such jurisdictions, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction;

            (v) immediately notify the Equity Investors at any time upon the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Equity Investors promptly prepare and furnish to the Equity Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The Company may require the Equity Investors to furnish the Company with such information and undertakings regarding the Equity Investors and the proposed distribution of the Registrable Securities as the Company may from time to time reasonably request.


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      (c) Each Equity Investor agrees (i) that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(v), Equity Investor will forthwith discontinue its disposition of the Registrable Securities pursuant to the Registration Statement until receipt by Equity Investor of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(v), and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in Equity Investor's possession of the prospectus relating to the Registrable Securities at the time of receipt of such notice, and (ii) that Equity Investor will immediately notify the Company, at any time when a prospectus relating to the Registration is required to be delivered under the Act, of the happening of any event as a result of which information previously furnished by Equity Investor to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      4. Indemnification.

      (a) Indemnification by the Company. With respect to the Registration, the Company will, and hereby does, indemnify and hold each Equity Investor harmless, from and against any losses, claims, actions, damages or liabilities to which Equity Investor may become subject under the Act or otherwise (collectively, "Losses"), insofar as such Losses arise out of or are based upon any untrue statement of a material fact contained in the Registration Statement under which the Registrable Securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse Equity Investor for any legal or other expenses reasonably incurred by Equity Investor in connection with investigating or defending any of such Losses; provided, however, that the Company shall not be liable in any such case to the extent that any of such Losses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or in any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, in reliance upon and in conformity with information furnished to the Company in writing by any such Equity Investor.


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      (b) Indemnification by Investor. The Company may require, as a condition to including the Registrable Securities in the Registration Statement, that the Company shall have received from each Equity Investor an undertaking to indemnify and hold harmless the Company (in the same manner and to the same extent as set forth in Section 4(a) hereof), and each officer and director of the Company, and each other person, if any, who controls the Company within the meaning of the Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or in any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such Equity Investor.

      5. Miscellaneous.

      (a) Modification. This Agreement may not be amended, modified, discharged or terminated, nor may any of the provisions hereof be waived, except by an instrument in writing signed by the party against whom any amendment, modification, discharge, termination or waiver is sought.

      (b) Entire Agreement. This instrument contains the entire agreement of the parties hereto with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

      (c) Law Governing. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of laws.

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                        Odyssey Pictures Corporation


                                        By:_____________________________________
                                                  Ira N. Smith, President


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                                    EXHIBIT A

Name of              Number of             Number of                Number of
Investor             Shares                Class A Wts.             Class B Wts



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